                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

           Investment Company Act file number   811-21903
                                              --------------

                     Nuveen Global Value Opportunities Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end: December 31
                                              -------------------

                  Date of reporting period: December 31, 2006
                                            -----------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                 ANNUAL REPORT DECEMBER 31, 2006

                        NUVEEN INVESTMENTS
                        CLOSED-END
                        FUNDS

                      NUVEEN
                GLOBAL VALUE
          OPPORTUNITIES FUND
                         JGV

                        HIGH LEVEL OF
                        TOTAL RETURN FROM
                        A DIVERSIFIED GLOBAL PORTFOLIO
                        PRIMARILY INVESTED IN
                        EQUITY AND DEBT SECURITIES

                                                                     NUVEEN LOGO

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

         WWW.INVESTORDELIVERY.COM             OR       WWW.NUVEEN.COM/ACCOUNTACCESS
         if you get your Nuveen Fund                   if you get your Nuveen Fund
         dividends and statements from                 dividends and statements directly
         your financial advisor or                     from Nuveen.
         brokerage account.
         (Be sure to have the address
         sheet that accompanied this
         report handy. You'll need it to
         complete the enrollment process.)

                                                                     NUVEEN LOGO

                                                 (TIMOTHY R. SCHWERTFEGER PHOTO)
                                                         Timothy R. Schwertfeger
                                                           Chairman of the Board


     CHAIRMAN'S
           LETTER TO SHAREHOLDERS,

      Dear Shareholder,

      On behalf of all of us at Nuveen Investments, I'd like to use this first report of the Nuveen Global Value Opportunities Fund (JGV) to welcome the shareholders of this Fund to our closed-end fund family. I am pleased you have chosen a Nuveen closed-end fund that is designed to provide you with a high level of total return from a portfolio positioned to play an important role in a well-balanced portfolio.

      JGV was introduced in late July 2006. As of December 31, 2006, the initial proceeds from the common share offering had been received and invested in a diversified portfolio of global debt and equity securities. I look forward to reporting on this Fund's progress and performance in the next shareholder report.

      At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

(TIMOTHY R. SCHWERTFEGER SIG)
Timothy R. Schwertfeger
Chairman of the Board

February 15, 2007

Nuveen Investments Closed-End Funds (JGV)

PORTFOLIO MANAGER'S
          COMMENTS

The Fund's investment portfolio is managed by Tradewinds Global Investors, LLC. (Tradewinds), a wholly-owned subsidiary of Nuveen Investments.

David Iben, Chief Investment Officer, Managing Director and Portfolio Manager at Tradewinds is responsible for the strategy and overall portfolio management of the Fund. Dave has over 25 years of investment management experience. Here Dave speaks about the performance of the Fund since its inception in July 2006 to December 31, 2006.

WHAT WERE THE GENERAL ECONOMIC CONDITIONS AND MARKET TRENDS OVER THE SECOND HALF OF 2006?
Economic conditions throughout the last six-months of 2006 were generally favorable as a pronounced slowdown in the housing market was more than offset by stabilization in interest rates and energy prices combined with low unemployment and strong consumer confidence. As the second half of the year began, it became clearer that a pause in the interest rate tightening cycle was at hand. In the environment, with the Fed on hold, the U.S. stock market marched steadily to a series of multi-year highs spurred by corporate earnings which continued to come in above expectations. For the seventh calendar year, value equities were in favor and significantly outperformed growth stocks. In the global marketplace, the MSCI EAFE Index(1) ended the year up 26%, the fourth straight year of double-digit returns and the MSCI All Country, World Index(2) returned 20% for the year.

WHAT STRATEGIES AND TACTICS DID YOU USE TO MANAGE THE FUND'S ASSETS?
Following its inception in late July 2006, the Fund's initial investment phase was completed in a timely manner. Approximately 80% of the Fund's assets were initially invested in equity securities of non-U.S. and U.S. companies across a broad range of market capitalizations, in accordance with the investment guidelines outlined at the time of its initial public offering.

The portfolio's holdings include common stocks, preferred stocks with predominantly equity investment characteristics, convertible securities, warrants, rights, depositary receipts and real estate investment trusts. In addition, we've invested the balance of the portfolio in debt securities and other debt-like instruments of non-U.S. and U.S. corporate and governmental entities. Over the longer term, the asset mix and global investment exposures will be actively managed to capitalize on market opportunities and our best ideas across the various equity and debt markets.

--------------------------------------------------------------------------------
1 The MSCI EAFE Index(R) is recognized as the pre-eminent benchmark in the
  United States to measure international equity performance. It comprises 21 MSCI country indices, representing the developed markets outside of North
  America: Europe, Australasia and the Far East.
2 The MSCI All Country World Index is published by Morgan Stanley Capital
  International, Inc. It is a free float-adjusted market capitalization index that is designed to measure global developed and emerging market equity performance. The index covers 49 developed and emerging market countries.
--------------------------------------------------------------------------------

In an effort to enhance returns, the Fund also opportunistically sold call options on a portion of the Fund's portfolio of equity securities, on broad-based securities indices or certain exchange-traded funds.

HOW DID THE FUND PERFORM SINCE INCEPTION THROUGH DECEMBER 31, 2006?

Since Inception Cumulative Total Return on NAV (7/24/06 through 12/31/06)

JGV                                            9.27%
----------------------------------------------------------------------------------------------------
Comparative Benchmark(3)                      11.44%
----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
3 JGV's Benchmark comprised of 1) 80% MSCI All Country World Index 2) 15% Lehman
  U.S. Aggregate Bond Index 3) 5% Lehman High Yield Index. The MSCI All Country World Index is published by Morgan Stanley Capital International, Inc. It is a free float-adjusted market capitalization index that is designed to measure global developed and emerging market equity performance. The index covers 49 developed and emerging market countries. The Lehman U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lehman High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures and 144-A securities are also included.
--------------------------------------------------------------------------------


Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares. See the Performance Overview Page for additional information.

Over this abbreviated start-up period, the Fund underperformed its comparative benchmark. This underperformance was due to several factors, including the fact that the initial invest-up period for the Fund occurred during a rallying equity market. Stock selection in the financial sector also proved to be problematic for us. We were underweight the sector relative to the MSCI All World Index, in which financial sector stocks performed well. We also held some Japanese consumer finance companies in the portfolio, which were negatively affected by industry wide concerns.

Positively contributing to the Fund's performance in the second half of 2006 were our over-weightings to the materials and industrials sectors relative to the Index. As of December 31, 2006, we believe the Fund is well-positioned and we look forward to discussing our management strategies and fund performance in future reports.

DISTRIBUTION AND SHARE PRICE
        INFORMATION

This Fund has a managed distribution policy designed to provide relatively stable monthly cash flow to investors. JGV paid four monthly distributions since its inception in late July 2006, and had one increase in its distribution rate to $0.1150 per share.

Under its managed distribution policy, the Fund pays monthly distributions that are derived from a variety of sources for income tax reporting purposes. The distribution rate may change from time to time, and is expected to roughly correspond to the total return that could reasonably be expected to be generated by the Fund over an extended period, based on past and projected future income and potential returns from the various components of the Fund's integrated investment strategy. The distributions, for tax purposes, will be comprised of ordinary income and net realized long-term capital gains, and a portion of the distributions in some years may constitute a return of capital. There may be periods during which the distributions exceed the Fund's total return on its investments.

At the end of the reporting period, the Fund's share price was trading at -3.48% discount to its NAV.

We are providing you with information regarding your Fund's distributions. This information is as of December 31, 2006, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

The Fund has a managed distribution program. The goal of a managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular monthly distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:
  - The Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.
  - Actual returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) fund net asset value.
  - Each month's distributions are expected to be paid from some or all of the following sources:
       - net investment income (regular interest and dividends),
       - realized capital gains, and
       - unrealized gains, or, in certain cases, a return of principal (non-taxable distributions)
  - A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the fund's total return exceeds distributions.
  - Because distribution source estimates are updated monthly during the year, based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), these estimates may differ from both the tax information reported to you in your Fund's 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund's distributions and total return performance for the fiscal year ended December 31, 2006. The distribution information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period was sufficient to meet the Fund's distributions.

-------------------------------------------------------------------------------
    AS OF 12/31/2006                                                    JGV
-------------------------------------------------------------------------------
    Inception date                                                  7/24/06
    Since Inception:
      Per share distribution:
        From net investment income                                    $0.26
        From short-term capital gains                                 $0.15
        From long-term capital gains                                     --
        From return of capital                                        $0.04
                                                                    -------
      Total per share distribution                                    $0.45
                                                                    -------
      Distribution rate on NAV                                        2.20%

    Cumulative since inception total return on NAV                    9.27%
-------------------------------------------------------------------------------

Nuveen Global Value Opportunities Fund
JGV

PERFORMANCE
     OVERVIEW As of December 31, 2006

(PORTFOLIO ALLOCATION PIE CHART)(2)

Common Stocks                                                              79.1%
Corporate Bonds                                                             8.1%
Convertible Bonds                                                           7.9%
Mortgage-Backed Securities                                                  4.9%

(2006 MONTHLY DISTRIBUTIONS BAR CHART)

Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep                                                                        0.11
Oct                                                                        0.11
Nov                                                                        0.11
Dec                                                                       0.115

(SHARE PRICE CHART)
Past performance is not predictive of future results.

7/28/06                                                                   20.01
                                                                          20.00
                                                                          20.00
                                                                          20.00
                                                                          19.99
                                                                          19.64
                                                                          19.72
                                                                          20.00
                                                                          18.82
                                                                          18.92
                                                                          19.24
                                                                          19.07
                                                                          19.08
                                                                          18.87
                                                                          18.97
                                                                          19.10
                                                                          18.38
                                                                          18.73
                                                                          18.87
                                                                          19.12
                                                                          19.71
                                                                          19.60
                                                                          19.42
                                                                          19.70
12/31/06                                                                  19.70


FUND SNAPSHOT

--------------------------------------------------------------------------------
Share Price                                                               $19.70
--------------------------------------------------------------------------------
Net Asset Value                                                           $20.41
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -3.48%
--------------------------------------------------------------------------------
Current Distribution Rate(1)                                               7.01%
--------------------------------------------------------------------------------
Net Assets ($000)                                                       $395,078
--------------------------------------------------------------------------------


CUMULATIVE TOTAL RETURN
(Inception 7/24/06)

--------------------------------------------------------------------------------
                                                    ON SHARE PRICE        ON NAV
--------------------------------------------------------------------------------
Since
Inception                                            0.82%                9.27%

--------------------------------------------------------------------------------

COUNTRIES(2)

--------------------------------------------------------------------------------
United States                                                              62.6%
--------------------------------------------------------------------------------
Canada                                                                      8.3%
--------------------------------------------------------------------------------
Japan                                                                       6.4%
--------------------------------------------------------------------------------
South Korea                                                                 3.9%
--------------------------------------------------------------------------------
Cayman Islands                                                              3.4%
--------------------------------------------------------------------------------
South Africa                                                                3.3%
--------------------------------------------------------------------------------
Taiwan                                                                      2.6%
--------------------------------------------------------------------------------
Papua New Guinea                                                            2.5%
--------------------------------------------------------------------------------
United Kingdom                                                              2.2%
--------------------------------------------------------------------------------
Other                                                                       4.8%
--------------------------------------------------------------------------------


INDUSTRIES(2)

--------------------------------------------------------------------------------
Metals & Mining                                                            23.8%
--------------------------------------------------------------------------------
Food Products                                                               7.7%
--------------------------------------------------------------------------------
Diversified Telecommunication Services                                      6.7%
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                 6.7%
--------------------------------------------------------------------------------
Machinery                                                                   5.6%
--------------------------------------------------------------------------------
Consumer Finance                                                            5.2%
--------------------------------------------------------------------------------
Residentials                                                                4.9%
--------------------------------------------------------------------------------
Health Care Providers & Services                                            4.4%
--------------------------------------------------------------------------------
Construction & Engineering                                                  4.0%
--------------------------------------------------------------------------------
Road & Rail                                                                 3.7%
--------------------------------------------------------------------------------
Electric Utilities                                                          2.9%
--------------------------------------------------------------------------------
Chemicals                                                                   2.4%
--------------------------------------------------------------------------------
Media                                                                       2.2%
--------------------------------------------------------------------------------
Food & Staples Retailing                                                    2.2%
--------------------------------------------------------------------------------
Aerospace & Defense                                                         2.2%
--------------------------------------------------------------------------------
Software                                                                    2.1%
--------------------------------------------------------------------------------
Other                                                                      13.3%
--------------------------------------------------------------------------------



1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.
2 As a percentage of total investments (excluding securities sold short and derivative transactions).

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
NUVEEN GLOBAL VALUE OPPORTUNITIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Global Value Opportunities Fund (the "Fund") at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the period July 24, 2006 (commencement of operations) through December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2006 with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, Illinois
February 28, 2007

Nuveen Global Value Opportunities Fund (JGV)

Portfolio of
        INVESTMENTS December 31, 2006

    SHARES   DESCRIPTION                                                                                                   VALUE
--------------------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS - 83.3%
             AEROSPACE & DEFENSE - 1.4%
   112,600   Thales S.A.                                                                                          $    5,615,530
--------------------------------------------------------------------------------------------------------------------------------
             CHEMICALS - 2.5%
   464,500   Mosaic Company, (1)                                                                                       9,921,720
--------------------------------------------------------------------------------------------------------------------------------
             CONSTRUCTION & ENGINEERING - 4.2%
   500,000   Shaw Group Inc., (1)                                                                                     16,750,000
--------------------------------------------------------------------------------------------------------------------------------
             CONSUMER FINANCE - 5.5%
   334,000   Promise Company Limited, Unsponsored ADR                                                                  5,093,500
   418,700   Takefuji Corporation                                                                                     16,571,379
--------------------------------------------------------------------------------------------------------------------------------
             Total Consumer Finance                                                                                   21,664,879
             -------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 7.1%
   553,950   Chunghwa Telecom Co., Ltd., Sponsored ADR                                                                10,929,434
   476,200   KT Corporation, Sponsored ADR                                                                            12,071,670
   200,000   Nippon Telegraph and Telephone Corporation, ADR                                                           4,958,000
--------------------------------------------------------------------------------------------------------------------------------
             Total Diversified Telecommunication Services                                                             27,959,104
             -------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 3.0%
   349,900   Centrais Electricas Brasileiras S.A., ADR                                                                 3,936,375
    84,600   DTE Energy Company                                                                                        4,095,486
   176,800   Korea Electric Power Corporation, Sponsored ADR                                                           4,015,128
--------------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                                 12,046,989
             -------------------------------------------------------------------------------------------------------------------
             FOOD & STAPLES RETAILING - 2.3%
   254,300   SUPERVALU Inc.                                                                                            9,091,225
--------------------------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 7.6%
    41,600   Agricore United                                                                                             429,859
   521,900   Smithfield Foods, Inc., (1)                                                                              13,391,954
   977,600   Tyson Foods, Inc., Class A                                                                               16,081,520
--------------------------------------------------------------------------------------------------------------------------------
             Total Food Products                                                                                      29,903,333
             -------------------------------------------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES - 4.7%
   200,000   Aetna Inc.                                                                                                8,636,000
   365,300   Apria Healthcare Group Inc., (1)                                                                          9,735,245
--------------------------------------------------------------------------------------------------------------------------------
             Total Health Care Providers & Services                                                                   18,371,245
             -------------------------------------------------------------------------------------------------------------------
             IT SERVICES - 0.9%
    50,000   CDW Corporation                                                                                           3,516,000
--------------------------------------------------------------------------------------------------------------------------------
             MACHINERY - 5.4%
   569,700   AGCO Corporation, (1)                                                                                    17,626,515
   221,960   Tecumseh Products Company, Class B, (1)                                                                   3,684,536
--------------------------------------------------------------------------------------------------------------------------------
             Total Machinery                                                                                          21,311,051
             -------------------------------------------------------------------------------------------------------------------
             MARINE - 0.0%
    22,100   Navios Maritime Holdings Inc.                                                                               118,677
--------------------------------------------------------------------------------------------------------------------------------
             MEDIA - 2.4%
   341,800   Premiere AG, (1)                                                                                          5,730,153
   100,000   Scholastic Corporation, (1)                                                                               3,584,000
--------------------------------------------------------------------------------------------------------------------------------
             Total Media                                                                                               9,314,153
             -------------------------------------------------------------------------------------------------------------------
             METALS & MINING - 23.0%
   214,300   Alcoa Inc.                                                                                                6,431,143
   130,000   Alumina Limited, Sponsored ADR                                                                            2,587,000

    SHARES   DESCRIPTION                                                                                                   VALUE
--------------------------------------------------------------------------------------------------------------------------------
             METALS & MINING (continued)
   287,600   AngloGold Ashanti Limited, Sponsored ADR                                                             $   13,543,084
   900,000   Apex Silver Mines Limited, (1)                                                                           14,301,000
   467,600   Barrick Gold Corporation                                                                                 14,355,320
 1,901,200   Bema Gold Corporation, (1)                                                                                9,981,300
   700,000   Ivanhoe Mines Limited, (1)                                                                                6,881,000
 4,245,000   Lihir Gold Limited, (1)                                                                                  10,454,468
   270,700   Newmont Mining Corporation                                                                               12,222,105
--------------------------------------------------------------------------------------------------------------------------------
             Total Metals & Mining                                                                                    90,756,420
             -------------------------------------------------------------------------------------------------------------------
             MULTI-UTILITIES - 2.0%
   303,900   Puget Energy Inc.                                                                                         7,706,904
--------------------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 2.9%
   120,000   ChevronTexaco Corporation                                                                                 8,823,600
    50,000   Nexen Inc.                                                                                                2,750,000
--------------------------------------------------------------------------------------------------------------------------------
             Total Oil, Gas & Consumable Fuels                                                                        11,573,600
             -------------------------------------------------------------------------------------------------------------------
             PAPER & FOREST PRODUCTS - 0.0%
    13,350   Domtar Inc., (1)                                                                                            112,674
--------------------------------------------------------------------------------------------------------------------------------
             ROAD & RAIL - 3.9%
   166,500   Union Pacific Corporation                                                                                15,321,330
--------------------------------------------------------------------------------------------------------------------------------
             SOFTWARE - 2.2%
   287,600   Microsoft Corporation                                                                                     8,587,736
--------------------------------------------------------------------------------------------------------------------------------
             TRANSPORTATION INFRASTRUCTURE - 0.4%
    54,150   Stolt-Nielsen S.A., Sponsored ADR                                                                         1,651,034
--------------------------------------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES - 1.9%
   263,400   Vodafone Group PLC                                                                                        7,317,254
--------------------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS (COST $293,076,069)                                                                 328,610,858
             ===================================================================================================================
   PRINCIPAL
AMOUNT (000)   DESCRIPTION                                                   COUPON       MATURITY    RATINGS (2)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
               MORTGAGE-BACKED SECURITIES - 5.1%
               RESIDENTIALS - 5.1%
 $    8,285    Federal Home Loan Mortgage Corporation,                       4.740%        1/01/33           AAA      $    8,361,781
                Collateralized Mortgage Obligation, Pool 780184
      1,857    Federal Home Loan Mortgage Corporation,                       4.940%        2/01/33           AAA           1,887,842
                Collateralized Mortgage Obligation, Pool 780284
      2,969    Federal Home Loan Mortgage Corporation, Pool                  5.000%        8/15/25           AAA             339,303
                2627 BI (I/O)
        319    Federal Home Loan Mortgage Corporation, Pool                  4.500%        5/15/18           AAA              74,687
                2627 (I/O)
      4,461    Federal Home Loan Mortgage Corporation, Pool                  4.500%       10/15/12           AAA             157,494
                2872 JI (I/O)
      1,419    Federal Home Loan Mortgage Corporation, Pool                  4.500%        3/15/18           AAA             168,473
                2890 (I/O)
      1,179    Federal Home Loan Mortgage Corporation, Pool                  4.500%        2/15/19           AAA             165,834
                2890 (I/O)
        166    Federal Home Loan Mortgage Corporation, Pool                  5.820%        2/01/32           AAA             166,705
                789045
        265    Federal National Mortgage Association Mortgage                5.460%        8/20/22           AAA             265,570
                Pool 100195
      6,858    Federal National Mortgage Association Mortgage                4.500%        4/25/13           AAA             252,592
                Pool 2003-86 IL (I/O)
        288    Federal National Mortgage Association Mortgage                4.230%        3/01/34           AAA             284,307
                Pool 357922
         98    Federal National Mortgage Association Mortgage                4.300%        6/01/33           AAA              97,521
                Pool 708743
        171    Federal National Mortgage Association Mortgage                4.530%        4/01/33           AAA             170,095
                Pool 713939
        900    Federal National Mortgage Association Mortgage                4.920%        2/01/35           AAA             894,139
                Pool 816594
     34,104    Federal National Mortgage Association Mortgage                4.500%        5/01/20           AAA           5,402,239
                Pool Strips 345-17 (I/O)
      1,224    Federal National Mortgage Association,                        4.500%        3/25/18           AAA             131,563
                Collateralized Mortgage Obligations, Series
                2004-75, Class KI (I/O)
      2,261    Federal National Mortgage Association,                        4.500%        5/25/19           AAA             301,582
                Collateralized Mortgage Obligations, Series
                2004-86, Class KI (I/O)
      5,106    Federal National Mortgage Association,                        4.500%        8/25/25           AAA           1,070,719
                Collateralized Mortgage Obligations, Series
                2005-69, Class PI (I/O)
------------------------------------------------------------------------------------------------------------------------------------
     71,930    Total Residentials                                                                                         20,192,446
------------------------------------------------------------------------------------------------------------------------------------
 $   71,930    TOTAL MORTGAGE-BACKED SECURITIES (COST                                                                     20,192,446
                $20,165,228)
====================================================================================================================================

Portfolio of INVESTMENTS December 31, 2006

  PRINCIPAL
AMOUNT (000)   DESCRIPTION                                                  COUPON       MATURITY     RATINGS (2)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONVERTIBLE BONDS - 8.3%
               AEROSPACE & DEFENSE - 0.9%
 $    3,500    Edo Corporation, Convertible Note                             4.000%       11/15/25           N/R      $    3,386,250
------------------------------------------------------------------------------------------------------------------------------------
               AIRLINES - 1.5%
      6,438    JetBlue Airways Corporation                                   3.500%        7/15/33          CCC+           6,212,670
------------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES - 1.2%
      4,902    Allied Waste Industries Inc., Convertible                     4.250%        4/15/34            B+           4,705,920
                Debentures
------------------------------------------------------------------------------------------------------------------------------------
               COMPUTERS & PERIPHERALS - 0.2%
      1,000    Quantum Corporation                                           4.375%        8/01/10          CCC+             901,250
------------------------------------------------------------------------------------------------------------------------------------
               ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.8%
      2,989    SCI Systems Inc.                                              3.000%        3/15/07            B1           2,985,264
------------------------------------------------------------------------------------------------------------------------------------
               MACHINERY - 0.5%
      2,000    Albany International Corporation, Convertible                 2.250%        3/15/26           N/R           1,897,500
                Bond
------------------------------------------------------------------------------------------------------------------------------------
               METALS & MINING - 1.5%
      6,555    Coeur d'Alene Mines Corporation, Convertible                  1.250%        1/15/24            B-           6,227,250
                Bond
------------------------------------------------------------------------------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS - 1.0%
      4,000    Peabody Energy Corp., Convertible Bond                        4.375%       12/15/66           Ba2           3,835,000
------------------------------------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS & EQUIPMENT - 0.7%
      3,000    Credence Systems Corporation, Convertible Bond                1.500%        5/15/08           N/R           2,823,750
------------------------------------------------------------------------------------------------------------------------------------
 $   34,384    TOTAL CONVERTIBLE BONDS (COST $31,856,603)                                                                 32,974,854
====================================================================================================================================
  PRINCIPAL
AMOUNT (000)   DESCRIPTION                                                  COUPON       MATURITY     RATINGS (2)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CORPORATE BONDS - 8.5%
               AUTO COMPONENTS - 0.5%
 $    2,000    Lear Corporation, Series B                                    8.110%        5/15/09            B-      $    2,115,000
------------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIAL SERVICES - 0.5%
      2,000    Leucadia National Corporation                                 7.000%        8/15/13            BB           2,040,000
------------------------------------------------------------------------------------------------------------------------------------
               ELECTRICAL EQUIPMENT - 1.0%
      3,845    UCAR Finance Inc.                                            10.250%        2/15/12            B2           4,070,894
------------------------------------------------------------------------------------------------------------------------------------
               FOOD PRODUCTS - 0.5%
      2,000    Chiquita Brands International Inc., Corporate                 8.875%       12/01/15          CCC+           1,925,000
                Bond
------------------------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD PRODUCTS - 0.8%
      3,000    Elizabeth Arden Inc.                                          7.750%        1/15/14            B1           3,037,500
------------------------------------------------------------------------------------------------------------------------------------
               METALS & MINING - 0.5%
      2,000    Phelps Dodge Corporation                                      7.125%       11/01/27           BBB           1,984,720
------------------------------------------------------------------------------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS - 3.1%
      2,000    Arch Western Finance LLC                                      6.750%        7/01/13           BB-           1,995,000
      2,000    Consol Energy Inc.                                            7.875%        3/01/12           BB+           2,120,000
      2,000    Peabody Energy Corporation                                    6.875%        3/15/13           Ba1           2,060,000
      2,000    Ship Finance International Limited                            8.500%       12/15/13            B+           2,007,500
      2,000    Teekay Shipping Corporation                                   8.875%        7/15/11           BB-           2,157,500
      2,000    USEC Inc.                                                     6.750%        1/20/09            B3           1,950,000
------------------------------------------------------------------------------------------------------------------------------------
     12,000    Total Oil, Gas & Consumable Fuels                                                                          12,290,000
------------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL
AMOUNT (000)   DESCRIPTION                                                   COUPON       MATURITY    RATINGS (2)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 1.6%
 $    2,000    Bowater Inc.                                                  9.500%       10/15/12            B+     $    2,080,000
      4,000    Domtar Inc.                                                   7.875%       10/15/11            B+          4,170,000
-----------------------------------------------------------------------------------------------------------------------------------
      6,000    Total Paper & Forest Products                                                                              6,250,000
-----------------------------------------------------------------------------------------------------------------------------------
 $   32,845    TOTAL CORPORATE BONDS (COST $32,810,477)                                                                  33,713,114
===================================================================================================================================
               TOTAL INVESTMENTS (COST $377,908,377) - 105.2%                                                           415,491,272
               ====================================================================================================================
     SHARES    DESCRIPTION                                                                                                   VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               COMMON STOCKS SOLD SHORT - (5.0)%
               BIOTECHNOLOGY - (0.5)%
    (25,000)   Genentech, Inc., (1)                                                                                  $   (2,028,250)
-----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SUPPLIES - (0.5)%
    (17,000)   Alcon Inc.                                                                                                (1,900,090)
-----------------------------------------------------------------------------------------------------------------------------------
               INTERNET SOFTWARE & SERVICES - (0.7)%
    (74,000)   Bankrate Inc., (1)                                                                                        (2,808,300)
-----------------------------------------------------------------------------------------------------------------------------------
               MULTILINE RETAIL - (0.6)%
    (33,000)   Kohl's Corporation, (1)                                                                                   (2,258,190)
-----------------------------------------------------------------------------------------------------------------------------------
               PHARMACEUTICALS - (1.2)%
    (18,000)   Allergan Inc.                                                                                             (2,155,320)
    (67,200)   Merck & Co. Inc.                                                                                          (2,929,920)
-----------------------------------------------------------------------------------------------------------------------------------
               Total Pharmaceuticals                                                                                     (5,085,240)
               --------------------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL - (0.5)%
    (17,700)   AutoZone Inc., (1)                                                                                        (2,045,412)
-----------------------------------------------------------------------------------------------------------------------------------
               TEXTILES, APPAREL & LUXURY GOODS - (0.7)%
    (60,000)   Coach, Inc., (1)                                                                                          (2,577,600)
-----------------------------------------------------------------------------------------------------------------------------------
               THRIFTS & MORTGAGE FINANCE - (0.3)%
    (18,000)   FirstFed Financial Corporation, (1)                                                                       (1,205,460)
-----------------------------------------------------------------------------------------------------------------------------------
               TOTAL COMMON STOCKS SOLD SHORT (PROCEEDS                                                                 (19,908,542)
                $18,845,106)
               ====================================================================================================================

Portfolio of INVESTMENTS December 31, 2006

    SHARES   DESCRIPTION                                                                                                   VALUE
--------------------------------------------------------------------------------------------------------------------------------
                                                                         NOTIONAL      EXPIRATION       STRIKE
 CONTRACTS   TYPE                                                      AMOUNT (3)            DATE        PRICE              VALUE
---------------------------------------------------------------------------------------------------------------------------------
             CALL OPTIONS WRITTEN - (5.7)% (4)
    (1,500)  Aetna Inc.                                        $       (5,250,000)       1/20/07        $35.00     $   (1,252,500)
    (4,200)  AGCO Corporation                                         (10,500,000)       1/20/07         25.00         (2,520,000)
      (750)  Alcoa Inc.                                                (2,250,000)       1/20/07         30.00            (61,875)
    (2,100)  Anglogold Limited                                        (10,500,000)       1/20/07         50.00            (78,750)
    (7,400)  Apex Silver Mines Limited                                (11,100,000)       4/21/07         15.00         (1,480,000)
    (1,800)  Apria Healthcare Group                                    (3,600,000)       3/17/07         20.00         (1,242,000)
    (1,800)  Apria Healthcare Group                                    (4,050,000)       3/17/07         22.50           (837,000)
    (3,500)  Barrick Gold Corporation                                 (11,375,000)       1/20/07         32.50            (61,250)
   (14,200)  Bema Gold Corporation                                     (7,100,000)       3/17/07          5.00           (710,000)
      (400)  CDW Corporation                                           (2,200,000)       1/20/07         55.00           (620,000)
      (900)  Chevron Corporation                                       (5,850,000)       1/20/07         65.00           (792,000)
      (100)  Domtar Inc.                                                  (50,000)       4/21/07          5.00            (34,500)
       (23)  DTE Energy Company                                           (92,000)       1/20/07         40.00            (19,550)
    (5,000)  Ivanhoe Mines Limited                                     (3,750,000)       3/17/07          7.50         (1,275,000)
    (2,100)  Microsoft Corporation                                     (5,250,000)       1/20/07         25.00         (1,060,500)
    (3,400)  Mosaic Company                                            (5,950,000)       1/20/07         17.50         (1,411,000)
      (900)  Newmont Mining Corporation                                (4,950,000)       1/20/07         55.00             (4,500)
    (1,000)  Newmont Mining Corporation                                (4,250,000)       3/17/07         42.50           (410,000)
      (400)  Nexen Inc.                                                (2,400,000)       3/17/07         60.00            (72,000)
    (1,500)  Nippon Telegraph & Telephone Corporation                  (3,750,000)       3/17/07         25.00           (138,750)
      (800)  Puget Energy Inc.                                         (1,800,000)       1/20/07         22.50           (236,000)
      (800)  Scholastic Corporation                                    (2,400,000)       3/17/07         30.00           (508,000)
    (4,500)  Shaw Group Inc.                                          (11,250,000)       1/20/07         25.00         (3,915,000)
    (3,900)  Smithfield Foods Inc.                                    (11,700,000)       7/21/07         30.00           (214,500)
    (1,900)  Supervalu Inc.                                            (6,650,000)       4/21/07         35.00           (456,000)
    (7,300)  Tyson Foods Inc.                                         (10,950,000)       1/20/07         15.00         (1,149,750)
    (1,200)  Union Pacific Corporation                                (10,200,000)       1/20/07         85.00           (876,000)
    (2,500)  Vodafone Group PLC                                        (6,250,000)       4/21/07         25.00           (925,000)
---------------------------------------------------------------------------------------------------------------------------------
   (75,873)  TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED           (165,417,000)                                    (22,361,425)
              $14,352,985)
=================================================================================================================================
             OTHER ASSETS LESS LIABILITIES - 5.5%                                                                      21,856,234
             ====================================================================================================================
             NET ASSETS - 100%                                                                                     $  395,077,539
             ====================================================================================================================

        (1)      Non-income producing.
        (2)      Ratings (not covered by the report of independent registered public accounting firm):
                 Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard &
                 Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
        (3)      For disclosure purposes, Notional Amount is calculated by multiplying the number of
                 Contracts by the Strike Price by 100.
        (4)      The Fund may designate up to 100% of its Common Stock investments to cover outstanding
                 Call Options.
        ADR      American Depositary Receipt.
        I/O      Interest only securities.
        N/R      Not rated.

                                 See accompanying notes to financial statements.

Statement of
     ASSETS AND LIABILITIES December 31, 2006

---------------------------------------------------------------------------
ASSETS
Investments, at value (cost $377,908,377)                     $ 415,491,272
Cash denominated in foreign currencies (cost $58,569)                56,888
Deposits with brokers for securities sold short                  21,490,741
Receivables:
  Dividends                                                         215,244
  Interest                                                        1,364,811
  Paydown                                                           121,056
Other assets                                                            229
---------------------------------------------------------------------------
     Total assets                                               438,740,241
---------------------------------------------------------------------------
LIABILITIES
Securities sold short, at value (proceeds $18,845,106)           19,908,542
Cash overdraft                                                      234,980
Call options written, at value (premiums received
  $14,352,985)                                                   22,361,425
Accrued expenses:
  Management fees                                                   333,408
  Other                                                             798,811
Dividends payable for securities sold short                          25,536
---------------------------------------------------------------------------
     Total liabilities                                           43,662,702
---------------------------------------------------------------------------
Net assets                                                    $ 395,077,539
---------------------------------------------------------------------------
Shares outstanding                                               19,355,240
---------------------------------------------------------------------------
Net asset value per share outstanding                         $       20.41
---------------------------------------------------------------------------

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------
Shares, $.01 par value per share                              $     193,552
Paid-in surplus                                                 368,038,098
Undistributed (Over-distribution of) net investment income       (1,663,416)
Accumulated net realized gain (loss) from investments,
  securities sold short and call options written                         --
Net unrealized appreciation (depreciation) of investments,
  securities sold short and call options written                 28,509,305
---------------------------------------------------------------------------
Net assets                                                    $ 395,077,539
---------------------------------------------------------------------------
Authorized shares                                                 Unlimited
---------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Statement of
      OPERATIONS
           For the Period July 24, 2006 (commencement of operations) through December 31, 2006

-----------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                        $ 1,275,869
Interest                                                           3,627,871
-----------------------------------------------------------------------------
Total investment income                                            4,903,740
-----------------------------------------------------------------------------
EXPENSES
Management fees                                                    1,596,320
Dividend expense on securities sold short                             27,336
Shareholders' servicing agent fees and expenses                          410
Custodian's fees and expenses                                         34,007
Trustees' fees and expenses                                            9,981
Professional fees                                                     33,173
Shareholders' reports - printing and mailing expenses                 60,397
Investor relations expense                                            56,954
Prime broker expense                                                  15,458
Other expenses                                                         3,016
-----------------------------------------------------------------------------
Total expenses before custodian fee credit                         1,837,052
  Custodian fee credit                                                (5,894)
-----------------------------------------------------------------------------
Net expenses                                                       1,831,158
-----------------------------------------------------------------------------
Net investment income                                              3,072,582
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
  Investments and securities sold short                            3,506,736
  Foreign currencies                                                   7,220
  Call options written                                              (316,307)
Change in net unrealized appreciation (depreciation) of:
  Investments and securities sold short                           36,519,459
  Foreign currencies                                                  (1,714)
  Call options written                                            (8,008,440)
-----------------------------------------------------------------------------
Net realized and unrealized gain (loss)                           31,706,954
-----------------------------------------------------------------------------
Net increase (decrease) in net assets from operations            $34,779,536
-----------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Statement of
      CHANGES IN NET ASSETS
           For the Period July 24, 2006 (commencement of operations) through December 31, 2006

---------------------------------------------------------------------------
OPERATIONS
Net investment income                                         $   3,072,582
Net realized gain (loss) from:
  Investments and securities sold short                           3,506,736
  Foreign currencies                                                  7,220
  Call options written                                             (316,307)
Change in net unrealized appreciation (depreciation) of:
  Investments and securities sold short                          36,519,459
  Foreign currencies                                                 (1,714)
  Call options written                                           (8,008,440)
---------------------------------------------------------------------------
Net increase (decrease) in net assets from operations            34,779,536
---------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                       (5,042,632)
From accumulated net realized gains                              (2,891,016)
Tax return of capital                                              (679,434)
---------------------------------------------------------------------------
Increase (decrease) in net assets from distributions to
  shareholders                                                   (8,613,082)
---------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares, net of offering costs         368,811,001
---------------------------------------------------------------------------
Net increase (decrease) in net assets from capital share
  transactions                                                  368,811,001
---------------------------------------------------------------------------
Net increase (decrease) in net assets                           394,977,455
Net assets at the beginning of period                               100,084
---------------------------------------------------------------------------
Net assets at the end of period                               $ 395,077,539
---------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income
  at the end of period                                        $  (1,663,416)
---------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
Nuveen Global Value Opportunities Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the New York Stock Exchange and trade under the ticker symbol "JGV." The Fund was organized as a Massachusetts business trust on May 17, 2006.

Prior to the commencement of operations, the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,084 by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and the recording of the organization expenses ($13,500) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

The Fund seeks to provide a high level of total return primarily by investing in a diversified global portfolio of equity securities, as well as debt securities issued by corporate and governmental entities.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The value of options written are based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. The prices of fixed-income securities and derivative instruments are generally provided by an independent pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustee's designee. If the pricing service is unable to supply a price for a derivative investment the Fund may use a market quote provided by a major broker/dealer in such investments. If it is determined that the market price for an investment is unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund maintains liquid assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2006, the Fund had no outstanding when-issued/delayed delivery purchase commitments.

Investment Income
Dividend income on securities purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay Federal corporate income taxes on such retained gains.

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with Federal corporate income tax regulations, which may differ from accounting principles generally accepted in the United States.

The Fund makes monthly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular monthly distributions (a "Managed Distribution Policy"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund's assets and would be treated by shareholders as a non-taxable distribution for tax purposes. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the accompanying financial statements.

Option Transactions
The Fund is authorized to purchase put options and write (sell) call options. The purchase of put options involves the risk of loss of all or part of the cash paid for the options. Put options purchased are accounted for in the same manner as portfolio securities. During the period July 24, 2006 (commencement of operations) through December 31, 2006, the Fund did not invest in any put options.

When the Fund writes a call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value of the written option until the option expires or the Fund enters into a closing purchase transaction. When a call option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a net realized gain on option contracts written or, if the net premium received is less than the amount paid, as a net realized loss on option contracts written. The Fund, as writer of a call option, bears the risk of an unfavorable change in the market value of the index underlying the written option.

Foreign Currency Translation
To the extent that the Fund invests in securities that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates on investments and derivative transactions, if any, are included with Net realized gain (loss) from foreign currencies and Change in net unrealized appreciation (depreciation) of foreign currencies in the Statement of Operations.

Foreign Currency Transactions
The Fund is authorized to engage in foreign currency exchange transactions. The Fund may engage in foreign currency forward, options and futures contracts. To the extent that the Fund invests in contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Notes to
    FINANCIAL STATEMENTS (continued)

Organization and Offering Costs
Nuveen Investments, LLC has agreed to reimburse all organization expenses ($10,000) and pay all offering costs (other than sales load) that exceed $.04 per share for the Fund. The Fund's share of offering costs ($774,000) was recorded as a reduction of the proceeds from the sale of shares.

Indemnifications
Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
During the period July 24, 2006 (commencement of operations) through December 31, 2006, the Fund sold 19,350,000 Common shares.

3. INVESTMENT TRANSACTIONS
Purchases and sales (including maturities and proceeds from securities sold short, but excluding call options written and short-term investments) for the period July 24, 2006 (commencement of operations) through December 31, 2006, aggregated $410,014,313 and $53,511,495, respectively.

Transactions in call options written during the period July 24, 2006 (commencement of operations) through December 31, 2006, were as follows:

                                                                                      NUMBER OF                        PREMIUMS
                                                                                      CONTRACTS                        RECEIVED
----------------------------------------------------------------------------------------------------------------------------------
Outstanding, beginning of period                                                            --                         $        --
Call options written                                                                    79,450                          14,660,941
Call options terminated in closing purchase transactions                                (3,577)                           (307,956)
Call options expired                                                                        --                                  --
----------------------------------------------------------------------------------------------------------------------------------
Outstanding, end of the period                                                          75,873                         $14,352,985
----------------------------------------------------------------------------------------------------------------------------------

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their Federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At December 31, 2006, the cost of investments (excluding proceeds from securities sold short and call options written) was $379,571,793.

Gross unrealized appreciation and gross unrealized depreciation of investments (excluding proceeds from securities sold short and call options written) at December 31, 2006, the Fund's tax year end, were as follows:

-------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                                      $40,865,015
  Depreciation                                                       (4,945,536)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments           $35,919,479
-------------------------------------------------------------------------------

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2006, the Fund's tax year end, were as follows:

-------------------------------------------------------------------------------
Undistributed net ordinary income *                                         $--
Undistributed net long-term capital gains                                    --
-------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the tax period July 24, 2006 (commencement of operations) through December 31, 2006, was designated for purposes of the dividends paid deduction as follows:

--------------------------------------------------------------------------------
Distributions from net ordinary income *                              $7,933,648
Distributions from net long-term capital gains **                             --
Tax return of capital                                                    679,434
--------------------------------------------------------------------------------

 * Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

** The Fund designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2006.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily Managed Assets of the Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                 FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $500 million                                                .8000%
For the next $500 million                                                 .7750
For the next $500 million                                                 .7500
For the next $500 million                                                 .7250
For Managed Assets over $2 billion                                        .7000
--------------------------------------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of December 31, 2006, the complex level fee rate was .1845%.

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
-------------------------------------------------------------------------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

Notes to
    FINANCIAL STATEMENTS (continued)

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Tradewinds NWQ Global Investors, LLC ("Tradewinds"), under which Tradewinds manages the investment portfolio of the Fund. Nuveen owns a controlling interest in Tradewinds while key management of Tradewinds owns a non-controlling minority interest. Tradewinds is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

6. NEW ACCOUNTING PRONOUNCEMENTS
Financial Accounting Standards Board Interpretation No. 48
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund's last NAV calculations in the first required financial statement reporting period. As a result, the Fund must begin to incorporate FIN 48 into its NAV calculation on June 29, 2007. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Fund.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157
In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. SUBSEQUENT EVENT
Distributions to Common Shareholders
The Fund declared a distribution of $.1150 per Common share which was paid on February 1, 2007, to shareholders of record on January 15, 2007.

Financial
       HIGHLIGHTS

Financial
       HIGHLIGHTS
Selected data for a Common share outstanding throughout each period:

                                                      Investment Operations                Less Distributions
                                     Beginning   --------------------------------   --------------------------------
                                        Common                        Net
                                         Share          Net     Realized/                  Net                   Tax
                                     Net Asset   Investment    Unrealized           Investment   Capital   Return of
                                         Value    Income(a)   Gain (Loss)   Total       Income     Gains     Capital   Total
----------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2006(b)                              $   19.10   $      .16   $      1.64   $1.80   $     (.26)  $ (.15)   $    (.04)  $(.45)
----------------------------------------------------------------------------------------------------------------------------


                                                  Ending
                                                  Common
                                                   Share    Ending
                                    Offering   Net Asset    Market
                                       Costs       Value     Value
------------------------------------------------------------------
Year Ended 12/31:
2006(b)                             $   (.04)  $   20.41   $ 19.70
------------------------------------------------------------------

*    Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit.
+ Each ratio includes the effect of the dividend expense on securities sold short of .02%.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) For the period July 24, 2006 (commencement of operations) through December 31, 2006.

                                                           Ratios/Supplemental Data
                            --------------------------------------------------------------------------------------
                                           Ratios to Average Net Assets   Ratios to Average Net Assets
        Total Returns                             Before Credit                 After Credit***
     --------------------                  ----------------------------   ----------------------------
                 Based on     Ending Net
        Based      Common         Assets
           on       Share     Applicable                            Net                            Net   Portfolio
       Market   Net Asset      to Common                     Investment                     Investment    Turnover
      Value**     Value**   Shares (000)      Expenses+         Income+      Expenses+         Income+        Rate
------------------------------------------------------------------------------------------------------------------
         .82%       9.27%   $    395,078         1.12%*          1.87%*         1.12%*          1.87%*         17%
------------------------------------------------------------------------------------------------------------------

Board Members
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                           NUMBER OF PORTFOLIOS
                                                                     PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    INCLUDING OTHER DIRECTORSHIPS         OVERSEEN BY
AND ADDRESS                 WITH THE FUNDS     OR APPOINTED(2)       DURING PAST 5 YEARS                   BOARD MEMBER
-------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
-------------------------------------------------------------------------------------------------------------------------------
Timothy R.                 Chairman of the     1994                  Chairman (since 1996) and Director            172
Schwertfeger(1)            Board and Board                           of Nuveen Investments, Inc., Nuveen
3/28/49                    Member                                    Investments, LLC; Chairman and
333 W. Wacker Drive                                                  Director (since 1997) of Nuveen
Chicago, IL 60606                                                    Asset Management; Chairman and
                                                                     Director of Rittenhouse Asset
                                                                     Management, Inc. (since 1999);
                                                                     Chairman of Nuveen Investments
                                                                     Advisers Inc. (since 2002);
                                                                     formerly, Chairman and Director
                                                                     (1996-2004) Nuveen Advisory Corp.
                                                                     and Nuveen Institutional Advisory
                                                                     Corp.(3); formerly, Director
                                                                     (1996-2006) of Institutional
                                                                     Capital Corporation.
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
-------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner          Lead Independent    1997                  Private Investor and Management               172
8/22/40                    Board member                              Consultant.
333 W. Wacker Drive
Chicago, IL 60606
-------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown          Board member        1993                  Retired (since 1989) as Senior Vice           172
7/29/34                                                              President of The Northern Trust
333 W. Wacker Drive                                                  Company; Director (since 2002)
Chicago, IL 60606                                                    Community Advisory Board for
                                                                     Highland Park and Highwood, United
                                                                     Way of the North Shore; Director
                                                                     (since 2006) of the Michael Rolfe
                                                                     Pancreatic Cancer Foundation.
-------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans              Board member        1999                  President, The Hall-Perrine                   172
10/22/48                                                             Foundation, a private philanthropic
333 W. Wacker Drive                                                  corporation (since 1996); Director
Chicago, IL 60606                                                    and Vice Chairman, United Fire
                                                                     Group, a publicly held company;
                                                                     Adjunct Faculty Member, University
                                                                     of Iowa; Director, Gazette
                                                                     Companies; Life Trustee of Coe
                                                                     College and Iowa College
                                                                     Foundation; formerly, Director,
                                                                     Alliant Energy; formerly, Director,
                                                                     Federal Reserve Bank of Chicago;
                                                                     formerly, President and Chief
                                                                     Operating Officer, SCI Financial
                                                                     Group, Inc., a regional financial
                                                                     services firm.
-------------------------------------------------------------------------------------------------------------------------------
William C. Hunter          Board member        2004                  Dean, Tippie College of Business,             172
3/6/48                                                               University of Iowa (since July
333 W. Wacker Drive                                                  2006); formerly, Dean and
Chicago, IL 60606                                                    Distinguished Professor of Finance,
                                                                     School of Business at the
                                                                     University of Connecticut
                                                                     (2003-2006); previously, Senior
                                                                     Vice President and Director of
                                                                     Research at the Federal Reserve
                                                                     Bank of Chicago (1995-2003);
                                                                     Director (since 1997), Credit
                                                                     Research Center at Georgetown
                                                                     University; Director (since 2004)
                                                                     of Xerox Corporation; Director,
                                                                     SS&C Technologies, Inc. (May 2005-
                                                                     October 2005).
-------------------------------------------------------------------------------------------------------------------------------
David J. Kundert           Board member        2005                  Director, Northwestern Mutual                 170
10/28/42                                                             Wealth Management Company; Retired
333 W. Wacker Drive                                                  (since 2004) as Chairman, JPMorgan
Chicago, IL 60606                                                    Fleming Asset Management, President
                                                                     and CEO, Banc One Investment
                                                                     Advisors Corporation, and
                                                                     President, One Group Mutual Funds;
                                                                     prior thereto, Executive Vice
                                                                     President, Banc One Corporation and
                                                                     Chairman and CEO, Banc One
                                                                     Investment Management Group; Board
                                                                     of Regents, Luther College; member
                                                                     of the Wisconsin Bar Association;
                                                                     member of Board of Directors,
                                                                     Friends of Boerner Botanical
                                                                     Gardens; member of Board of
                                                                     Directors, Milwaukee Repertory
                                                                     Theater.
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                           NUMBER OF PORTFOLIOS
                                                                     PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    INCLUDING OTHER DIRECTORSHIPS         OVERSEEN BY
AND ADDRESS                 WITH THE FUNDS     OR APPOINTED(2)       DURING PAST 5 YEARS                   BOARD MEMBER
-------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
-------------------------------------------------------------------------------------------------------------------------------
William J. Schneider       Board member        1997                  Chairman of Miller-Valentine                  172
9/24/44                                                              Partners Ltd., a real estate
333 W. Wacker Drive                                                  investment company; formerly,
Chicago, IL 60606                                                    Senior Partner and Chief Operating
                                                                     Officer (retired, 2004) of
                                                                     Miller-Valentine Group; formerly,
                                                                     Vice President, Miller-Valentine
                                                                     Realty; Board Member, Chair of the
                                                                     Finance Committee and member of the
                                                                     Audit Committee of Premier Health
                                                                     Partners, the not-for-profit
                                                                     company of Miami Valley Hospital;
                                                                     Vice President, Dayton Philharmonic
                                                                     Orchestra Association; Board
                                                                     Member, Regional Leaders Forum,
                                                                     which promotes cooperation on
                                                                     economic development issues;
                                                                     Director, Dayton Development
                                                                     Coalition; formerly, Member,
                                                                     Community Advisory Board, National
                                                                     City Bank, Dayton, Ohio and
                                                                     Business Advisory Council,
                                                                     Cleveland Federal Reserve Bank.
-------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale        Board member        1997                  Executive Director, Gaylord and               172
12/29/47                                                             Dorothy Donnelley Foundation (since
333 W. Wacker Drive                                                  1994); prior thereto, Executive
Chicago, IL 60606                                                    Director, Great Lakes Protection
                                                                     Fund (from 1990 to 1994).
-------------------------------------------------------------------------------------------------------------------------------
Carole E. Stone            Board Member        2007                  Director, Chicago Board Options               172
6/28/47                                                              Exchange (since 2006); Chair New
333 West Wacker Drive                                                York Racing Association Oversight
Chicago, IL 60606                                                    Board (since 2005); Commissioner,
                                                                     New York State Commission on Public
                                                                     Authority Reform (since 2005);
                                                                     formerly Director, New York State
                                                                     Division of the Budget (2000-2004),
                                                                     Chair, Public Authorities Control
                                                                     Board (2000-2004) and Director,
                                                                     Local Government Assistance
                                                                     Corporation (2000-2004).
-------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine         Board member        2005                  Senior Vice President for Business            172
1/22/50                                                              and Finance, Northwestern
333 W. Wacker Drive                                                  University (since 1997); Director
Chicago, IL 60606                                                    (since 2003), Chicago Board Options
                                                                     Exchange; Chairman (since 1997),
                                                                     Board of Directors, Rubicon, a pure
                                                                     captive insurance company owned by
                                                                     Northwestern University; Director
                                                                     (since 1997), Evanston Chamber of
                                                                     Commerce and Evanston Inventure, a
                                                                     business development organization;
                                                                     Director (since 2006), Pathways, a
                                                                     provider of therapy and related
                                                                     information for physically disabled
                                                                     infants and young children;
                                                                     formerly, Director (2003-2006),
                                                                     National Mentor Holdings, a
                                                                     privately-held, national provider
                                                                     of home and community-based
                                                                     services.

Board Members
       AND OFFICERS (CONTINUED)

                                                                                                           NUMBER OF PORTFOLIOS
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
AND ADDRESS                WITH THE FUNDS      OR APPOINTED(4)       DURING PAST 5 YEARS                   OVERSEEN BY OFFICER
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
-------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman       Chief               1988                  Managing Director (since 2002),               172
9/9/56                     Administrative                            Assistant Secretary and Associate
333 W. Wacker Drive        Officer                                   General Counsel, formerly, Vice
Chicago, IL 60606                                                    President and Assistant General
                                                                     Counsel, of Nuveen Investments,
                                                                     LLC; Managing Director (2002-2004),
                                                                     General Counsel (1998-2004) and
                                                                     Assistant Secretary, formerly, Vice
                                                                     President of Nuveen Advisory Corp.
                                                                     and Nuveen Institutional Advisory
                                                                     Corp.(3); Managing Director (since
                                                                     2002) and Assistant Secretary and
                                                                     Associate General Counsel,
                                                                     formerly, Vice President (since
                                                                     1997), of Nuveen Asset Management;
                                                                     Managing Director (since 2004) and
                                                                     Assistant Secretary (since 1994) of
                                                                     Nuveen Investments, Inc.; Assistant
                                                                     Secretary of NWQ Investment
                                                                     Management Company, LLC. (since
                                                                     2002); Vice President and Assistant
                                                                     Secretary of Nuveen Investments
                                                                     Advisers Inc. (since 2002);
                                                                     Managing Director, Associate
                                                                     General Counsel and Assistant
                                                                     Secretary of Rittenhouse Asset
                                                                     Management, Inc.; Assistant
                                                                     Secretary of Symphony Asset
                                                                     Management LLC (since 2003),
                                                                     Tradewinds NWQ Global Investors,
                                                                     LLC and Santa Barbara Asset
                                                                     Management, LLC; (since 2006);
                                                                     Chartered Financial Analyst.
-------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos         Vice President      2004                  Managing Director (since 2005),               172
9/22/63                                                              formerly, Vice President (since
333 W. Wacker Drive                                                  2002); formerly, Assistant Vice
Chicago, IL 60606                                                    President (since 2000) of Nuveen
                                                                     Investments, LLC; Chartered
                                                                     Financial Analyst.
-------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson        Vice President      2000                  Vice President (since 2002),                  172
2/3/66                     and Assistant                             formerly, Assistant Vice President
333 W. Wacker Drive        Secretary                                 (since 2000) of Nuveen Investments,
Chicago, IL 60606                                                    LLC.
-------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo          Vice President      1999                  Vice President and Treasurer of               172
11/28/67                                                             Nuveen Investments, LLC and of
333 W. Wacker Drive                                                  Nuveen Investments, Inc. (since
Chicago, IL 60606                                                    1999); Vice President and Treasurer
                                                                     of Nuveen Asset Management (since
                                                                     2002) and of Nuveen Investments
                                                                     Advisers Inc. (since 2002);
                                                                     Assistant Treasurer of NWQ
                                                                     Investment Management Company, LLC.
                                                                     (since 2002); Vice President and
                                                                     Treasurer of Nuveen Rittenhouse
                                                                     Asset Management, Inc. (since
                                                                     2003); Treasurer of Symphony Asset
                                                                     Management LLC (since 2003) and
                                                                     Santa Barbara Asset Management, LLC
                                                                     (since 2006); Assistant Treasurer,
                                                                     Tradewinds NWQ Global Investors,
                                                                     LLC (since 2006); formerly, Vice
                                                                     President and Treasurer (1999-2004)
                                                                     of Nuveen Advisory Corp. and Nuveen
                                                                     Institutional Advisory Corp.(3);
                                                                     Chartered Financial Analyst.
-------------------------------------------------------------------------------------------------------------------------------
John N. Desmond            Vice President      2005                  Vice President, Director of                   172
8/24/61                                                              Investment Operations, Nuveen
333 W. Wacker Drive                                                  Investments, LLC (since January
Chicago, IL 60606                                                    2005); formerly, Director, Business
                                                                     Manager, Deutsche Asset Management
                                                                     (2003- 2004), Director, Business
                                                                     Development and Transformation,
                                                                     Deutsche Trust Bank Japan
                                                                     (2002-2003); previously, Senior
                                                                     Vice President, Head of Investment
                                                                     Operations and Systems, Scudder
                                                                     Investments Japan, (2000-2002),
                                                                     Senior Vice President, Head of Plan
                                                                     Administration and Participant
                                                                     Services, Scudder Investments
                                                                     (1995-2002).

                                                                                                           NUMBER OF PORTFOLIOS
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
AND ADDRESS                WITH THE FUNDS      OR APPOINTED(4)       DURING PAST 5 YEARS                   OVERSEEN BY OFFICER
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger         Vice President      1998                  Vice President (since 2002),                  172
9/24/64                    and Secretary                             Assistant Secretary and Assistant
333 W. Wacker Drive                                                  General Counsel (since 1998)
Chicago, IL 60606                                                    formerly, Assistant Vice President
                                                                     (since 1998) of Nuveen Investments,
                                                                     LLC; Vice President (2002-2004) and
                                                                     Assistant Secretary (1998-2004)
                                                                     formerly, Assistant Vice President
                                                                     of Nuveen Advisory Corp. and Nuveen
                                                                     Institutional Advisory Corp.(3);
                                                                     Vice President and Assistant
                                                                     Secretary (since 2005) of Nuveen
                                                                     Asset Management.
-------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson          Vice President      1998                  Managing Director (since 2004),               172
10/24/45                                                             formerly, Vice President of Nuveen
333 W. Wacker Drive                                                  Investments, LLC, Managing Director
Chicago, IL 60606                                                    (2004) formerly, Vice President
                                                                     (1998-2004) of Nuveen Advisory
                                                                     Corp. and Nuveen Institutional
                                                                     Advisory Corp.(3); Managing
                                                                     Director (since 2005) of Nuveen
                                                                     Asset Management.
-------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald      Vice President      1995                  Managing Director (since 2002),               172
3/2/64                                                               formerly, Vice President of Nuveen
333 W. Wacker Drive                                                  Investments, LLC; Managing Director
Chicago, IL 60606                                                    (1997-2004) of Nuveen Advisory
                                                                     Corp. and Nuveen Institutional
                                                                     Advisory Corp.(3); Managing
                                                                     Director (since 2001) of Nuveen
                                                                     Asset Management; Vice President
                                                                     (since 2002) of Nuveen Investments
                                                                     Advisers Inc.; Chartered Financial
                                                                     Analyst.
-------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy             Vice President      1998                  Vice President (since 1993) and               172
5/31/54                    and Controller                            Funds Controller (since 1998) of
333 W. Wacker Drive                                                  Nuveen Investments, LLC; formerly,
Chicago, IL 60606                                                    Vice President and Funds Controller
                                                                     (1998-2004) of Nuveen Investments,
                                                                     Inc.; Certified Public Accountant.
-------------------------------------------------------------------------------------------------------------------------------
Walter M. Kelly            Chief Compliance    2003                  Vice President and Assistant                  172
2/24/70                    Officer and Vice                          Secretary (since 2006) formerly,
333 West Wacker Drive      President                                 Assistant Vice President and
Chicago, IL 60606                                                    Assistant General Counsel (since
                                                                     2003) of Nuveen Investments, LLC;
                                                                     Vice President (since 2006) and
                                                                     Assistant Secretary (since 2003)
                                                                     formerly, Assistant Vice President
                                                                     of Nuveen Asset Management;
                                                                     previously, Associate (2001-2003)
                                                                     at the law firm of Vedder, Price,
                                                                     Kaufman & Kammholz.
-------------------------------------------------------------------------------------------------------------------------------
David J. Lamb              Vice President      2000                  Vice President (since 2000) of                172
3/22/63                                                              Nuveen Investments, LLC; Certified
333 W. Wacker Drive                                                  Public Accountant.
Chicago, IL 60606
-------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar              Vice President      2002                  Vice President of Nuveen                      172
8/27/61                                                              Investments, LLC (since 1999).
333 W. Wacker Drive
Chicago, IL 60606

Board Members
       AND OFFICERS (CONTINUED)

                                                                                                           NUMBER OF PORTFOLIOS
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
AND ADDRESS                WITH THE FUNDS      OR APPOINTED(4)       DURING PAST 5 YEARS                   OVERSEEN BY OFFICER
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin            Vice President      1988                  Vice President, Assistant Secretary           172
7/27/51                    and Assistant                             and Assistant General Counsel of
333 W. Wacker Drive        Secretary                                 Nuveen Investments, LLC; formerly,
Chicago, IL 60606                                                    Vice President and Assistant
                                                                     Secretary of Nuveen Advisory Corp.
                                                                     and Nuveen Institutional Advisory
                                                                     Corp.(3); Vice President (since
                                                                     2005) and Assistant Secretary of
                                                                     Nuveen Investments, Inc.; Vice
                                                                     President (since 2005) and
                                                                     Assistant Secretary (since 1997) of
                                                                     Nuveen Asset Management; Vice
                                                                     President (since 2000), Assistant
                                                                     Secretary and Assistant General
                                                                     Counsel (since 1998) of Rittenhouse
                                                                     Asset Management, Inc.; Vice
                                                                     President and Assistant Secretary
                                                                     of Nuveen Investments Advisers Inc.
                                                                     (since 2002); Assistant Secretary
                                                                     of NWQ Investment Management
                                                                     Company, LLC (since 2002), Symphony
                                                                     Asset Management LLC (since 2003)
                                                                     and Tradewinds NWQ Global
                                                                     Investors, LLC and Santa Barbara
                                                                     Asset Management, LLC (since 2006).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve a three year term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Annual Investment
  MANAGEMENT AGREEMENT APPROVAL PROCESS

The Board of Trustees is responsible for overseeing the performance of the investment advisers to the Fund and determining whether to approve the advisory arrangements. At a meeting held on May 23-25, 2006, the Board of Trustees of the Fund, including the independent Trustees, unanimously approved the Investment Management Agreement between the Fund and NAM and the Investment Sub-Advisory Agreement between NAM and Tradewinds, subject to further approval of the sub-advisory fees. At a meeting held on July 20, 2006, the independent Trustees approved the sub-advisory fees. Accordingly, Tradewinds will be the "Sub-Adviser" to the Fund and together with NAM, a "Fund Adviser." The Investment Management Agreement and Investment Sub-Advisory Agreement are each an "Advisory Agreement."

THE APPROVAL PROCESS
In connection with its consideration of the renewal of other advisory contracts with the respective Fund Adviser for other Nuveen funds and in connection with its consideration for approval of the Advisory Agreements for the Fund, the Board received a wide variety of materials which outlined, among other things:

    - the nature, extent and quality of services currently provided by the Fund Adviser to other Nuveen Funds and expected to be provided to the Fund;

    - the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

    - the historical performance record of other Nuveen Funds advised by the Fund Adviser;

    - the profitability of Nuveen (which incorporated Nuveen's wholly-owned subsidiaries, including Tradewinds);

    - the expenses of NAM in providing the various services;

    - the proposed management fees of NAM, including comparisons with the management fees of comparable, unaffiliated funds as well as comparable Nuveen closed-end funds;

    - the fees NAM assesses to other types of investment products or accounts;

    - the soft dollar practices of the Fund Adviser, if any; and

    - from independent legal counsel, a legal memorandum describing, among other things, the duties of the Trustees under the Investment Company Act of 1940 (the "1940 Act") as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the meeting, the proposed portfolio manager of the Fund, on behalf of Tradewinds, made a presentation and responded to questions from the Board. A representative from NAM also responded to questions from the Board regarding the Fund. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts. It is with this background that the Trustees considered each Advisory Agreement (which includes the Sub-Advisory Agreement) with the Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the approval of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. NATURE, EXTENT AND QUALITY OF SERVICES
In reviewing the Fund Advisers, the Trustees considered the nature, extent and quality of the respective Fund Adviser's proposed services. The Trustees reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide to other Nuveen funds (and are expected to provide to the Fund); and the performance record of other Nuveen funds advised by the respective Fund Adviser. In addition, in connection with their continued service as Trustees of other Nuveen funds advised by the respective Fund Adviser as well as through a site visit with Tradewinds in early 2006, the Trustees are familiar with the operations, capabilities and investment personnel of each Fund Adviser. Further, in connection with the renewal of other sub-advisory contracts with Tradewinds for other Nuveen funds, the Trustees also received and reviewed an evaluation of Tradewinds from NAM. Such evaluation outlined, among other things, the Sub-Adviser's organizational history, client base, product mix, investment team and any changes thereto, investment process and performance (as

Annual Investment
  MANAGEMENT AGREEMENT APPROVAL PROCESS (continued)

applicable). Accordingly, the Trustees had considered the quality of services that Tradewinds has provided for other Nuveen Funds and could be expected to be provided for the Fund.

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. With respect to Tradewinds, the independent Trustees noted that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and Tradewinds was not expected to supply other significant administrative services to the Fund.

With respect to NAM, similar to other Nuveen funds, NAM is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, NAM and its affiliates are expected to provide the Fund with a wide range of services including: product management (e.g., product positioning, performance benchmarking, risk management); fund administration (e.g., tax reporting, fulfilling regulatory filing requirements); oversight of third party service providers; administration of board relations (e.g., organizing board meetings and preparing related materials); compliance (e.g., monitoring compliance with investment policies and guidelines and regulatory requirements); and legal support (e.g., helping prepare and file registration statements, amendments thereto, proxy statements and responding to regulatory requests and/or inquiries). In addition, as the Fund will operate in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, the additions of experienced personnel to the compliance teams and the enhancements to technology and related systems to support the compliance activities for the Nuveen funds, including the Fund. In addition to the above, because the Fund will use Tradewinds as a sub-adviser, the Trustees also considered NAM's ability and procedures to monitor Tradewinds' performance, business practices and compliance policies and procedures.

In addition to the foregoing, the Trustees also noted the additional services that NAM or its affiliates provide to Nuveen closed-end funds, including, in particular, secondary market support activities, and that can be expected to be provided on behalf of the Fund. The Trustees have recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of initiatives designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include providing advertising and other media relations programs, continued contact with analysts, maintaining and enhancing its website for closed-end funds, and targeted advisor communication programs. As noted above, given the Trustees' experience with Nuveen funds through their continued service as Trustees, the Trustees are familiar with the quality of services provided by NAM and expected to be provided for the Fund.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services expected to be provided to the Fund under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND FUND ADVISERS
As the Fund is new and does not have performance history of its own, the Board reviewed performance information regarding the Fund Adviser's (or its predecessor's) past performance record with other applicable Nuveen funds.

C. FEES, EXPENSES AND PROFITABILITY
   1. FEES AND EXPENSES
   In evaluating the management fees and expenses that the Fund is expected to bear, the Board reviewed, among other things, the Fund's proposed management fee to NAM, the Fund's expected expense ratios (including, at differing levels of leverage), as well as comparisons with the advisory fees of comparable, unaffiliated closed-end funds and comparable Nuveen closed-end funds. In addition, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below). While the Board considered the maximum advisory fee, it was noted that Tradewind's sub-advisory fee was still being determined and therefore would be considered at a subsequent meeting. Accordingly, at a meeting held on July 20, 2006, the Trustees reviewed the proposed sub-advisory fee to Tradewinds as well as the sub-advisory fees paid to other sub-advisers of Nuveen funds. The Trustees recognized that the level of the sub-advisory fee would not change the overall management fee paid by the Fund. The independent Trustees unanimously approved the Sub-Advisory Agreement, including the fees.

   2. COMPARISONS WITH THE FEES OF OTHER CLIENTS
   The Trustees further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients (such as separate managed accounts and fees charged on funds that are not offered by Nuveen Investments but are sub-advised by one of Nuveen's investment management teams). In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Trustees recognized that the differences in fees are attributable to a variety of factors, including the differences in services provided, product distribution, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services to be provided to the Fund is more extensive than that provided to managed separate accounts. As described in further detail above, such additional services include, but are not limited to, providing: product management, fund administration, oversight of third party service providers, administration of board relations, and legal support. Further, the Fund will operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. Given the differences in the product structures, particularly the extensive services provided to closed-end funds, the Trustees believe such facts justify the different levels of fees.

   3. PROFITABILITY OF FUND ADVISERS
   In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen Investments for advisory activities (which incorporated Nuveen's wholly-owned sub-advisers). At the meeting the Trustees had reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profits margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. The Trustees further reviewed the 2005 Annual Report for Nuveen Investments. In considering profitability, the Trustees recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. Profitability may be affected by numerous factors, including the methodology for allocating expenses, the advisor's business mix, the types of funds managed, the adviser's capital structure and cost of capital. Further, individual fund or product line profitability of other sponsors is generally not publicly available. Accordingly, the profitability information that is publicly available from various investment advisory or management firms may not be representative of the industry.

Notwithstanding the foregoing, in reviewing profitability, the Trustees reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In this regard, the methods of allocation used appeared reasonable. The Trustees also, to the extent available, compared Nuveen's profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. The Trustees had noted that Nuveen's profitability is enhanced due to its efficient internal business model. Further, the Trustees noted that the proposed advisory fees were within an acceptable range compared to its peers. Based on their review, the Trustees were satisfied that Nuveen's level of profitability was reasonable in light of the services to be provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the Fund, the Trustees determined that the NAM advisory fees and expected expenses of the Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedule depending on the Fund's size. In addition to advisory fee breakpoint schedule, after lengthy discussions with management, the Board also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees had considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS
In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements. With respect to NAM, the Trustees noted that NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services; however, NAM may from time to time receive and have access to research generally provided to institutional clients. With respect to Tradewinds, Tradewinds may receive research from brokers that execute the Fund's portfolio transactions and therefore may benefit from these arrangements.

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreement were fair and reasonable, that NAM's management fees are reasonable in light of the services provided to each Fund, and that the Investment Management Agreement should be approved. In addition, the Trustees, including a majority of the independent Trustees, determined to approve the Investment Sub-Advisory Agreement, subject to further approval of the sub-advisory fees. The independent Trustees subsequently approved the Sub-Advisory Agreement with its fees.

Reinvest Automatically
       EASILY AND CONVENIENTLY

NUVEEN CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO
SET UP YOUR REINVESTMENT ACCOUNT.


The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market, however, if shares begin trading at or above net asset value during the purchase period, the Fund will issue new shares at the greater of the net asset value of 95% of the then current market price. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

OTHER USEFUL
      INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

The Fund's (i) quarterly portfolio of investments and (ii) a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com. Information regarding how the Fund voted proxies relating to portfolio securities held during the 12-month period ending June 30, 2007 will be available in July, 2007.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

DISTRIBUTION INFORMATION

Nuveen Global Value Opportunities Fund (JGV) designates 8.35% of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and 8.71% as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

MARKET YIELD: Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Funds' cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carole E. Stone
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Chicago, IL

(back cover photo)

       NUVEEN INVESTMENTS:

       SERVING INVESTORS
                                FOR GENERATIONS

       Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

       Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

       WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

       Managing $162 billion in assets, as of December 31, 2006, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds NWQ, a leader in global equities.

       FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

       To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

       Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

                                                                      LEARN MORE
                                                           ABOUT NUVEEN FUNDS AT
                                                              WWW.NUVEEN.COM/CEF

 - Share prices
 - Fund details
 - Daily financial news
 - Investor education
 - Interactive planning tools

                                                                     EAN-H-1206D

                                                                     NUVEEN LOGO

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. [There were no amendments to or waivers from the Code during the period covered by this report.] The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                     Nuveen Global Value Opportunities Fund

The following tables show the amount of fees that PricewaterhouseCoopers, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with PricewaterhouseCoopers the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                             AUDIT FEES BILLED     AUDIT-RELATED FEES          TAX FEES             ALL OTHER FEES
FISCAL YEAR ENDED               TO FUND(1)          BILLED TO FUND(2)      BILLED TO FUND(3)       BILLED TO FUND(4)
--------------------------------------------------------------------------------------------------------------------
December  31, 2006              $ 32,000               $     0               $     0                    $     0
--------------------------------------------------------------------------------------------------------------------
Percentage approved                    0%                    0%                    0%                         0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------------
December 31, 2005                    N/A                   N/A                   N/A                        N/A
--------------------------------------------------------------------------------------------------------------------
Percentage approved                    0%                    0%                    0%                         0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

FISCAL YEAR ENDED                  AUDIT-RELATED FEES          TAX FEES BILLED TO          ALL OTHER FEES
                                 BILLED TO ADVISER AND             ADVISER AND           BILLED TO ADVISER
                                    AFFILIATED FUND              AFFILIATED FUND        AND AFFILIATED FUND
                                   SERVICE PROVIDERS           SERVICE PROVIDERS(1)      SERVICE PROVIDERS
-----------------------------------------------------------------------------------------------------------
December  31, 2006                    $    0                        $ 2,450                 $    0
-----------------------------------------------------------------------------------------------------------
Percentage approved                        0%                             0%                     0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------
December 31, 2005                        N/A                            N/A                    N/A
-----------------------------------------------------------------------------------------------------------
Percentage approved                        0%                             0%                     0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------

(1) The amounts reported for the Fund under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Pricewaterhouse Coopers serves as independent registered public accounting firm, these fees amounted to $140,700 in 2006 and $121,500 in 2005.

                               NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers about any non-audit services that PricewaterhouseCoopers rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers independence.


FISCAL YEAR ENDED                                        TOTAL NON-AUDIT FEES
                                                        BILLED TO ADVISER AND
                                                        AFFILIATED FUND SERVICE       TOTAL NON-AUDIT FEES
                                                        PROVIDERS (ENGAGEMENTS       BILLED TO ADVISER AND
                                                       RELATED DIRECTLY TO THE      AFFILIATED FUND SERVICE
                            TOTAL NON-AUDIT FEES       OPERATIONS AND FINANCIAL      PROVIDERS (ALL OTHER
                              BILLED TO FUND            REPORTING OF THE FUND)           ENGAGEMENTS)              TOTAL
------------------------------------------------------------------------------------------------------------------------
December  31, 2006             $      0                        $ 2,450                    $     0                $ 2,450
December 31, 2005                   N/A                            N/A                        N/A                    N/A

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Tradewinds Global Investors, LLC, formerly known as Tradewinds NWQ Global Investors, LLC, ("Tradewinds") as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically will monitor the Sub-Adviser's voting to ensure that they are carrying out their duties. The Sub-Adviser's proxy voting policies and procedures are summarized as follows:

Tradewinds' Proxy Voting Policies and Procedures apply to securities held in client accounts over which Tradewinds has voting authority. Tradewinds' Proxy Voting Policy seeks to ensure that proxies for which Tradewinds has ultimate voting authority are voted consistently and solely in the best economic interests of the beneficiaries of these equity investments. In addition, Tradewinds may determine not to vote proxies relating to certain securities if Tradewinds determines it would be in its clients' overall best interests not to vote, such as when Tradewinds is in the process of selling the securities, or the securities are foreign securities subject to share blocking (short-term prohibitions on selling after voting). If a client requests Tradewinds to follow specific voting guidelines, Tradewinds will review the request and inform the client only if Tradewinds is not able to follow the client's request.

The Proxy Voting Committee is responsible for oversight of the proxy voting process. Tradewinds has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to Tradewinds on the voting of proxies for securities held in its clients' accounts. Tradewinds reviews and frequently follows ISS recommendations. However, Tradewinds may not vote in accordance with the ISS recommendations when Tradewinds believes an ISS recommendation is not in the best economic interest of clients. Specifically, Tradewinds will usually vote against any proposals for granting employees stock options, and if ISS or Tradewinds does not receive information about the proxy vote in time to research the proxy issues, Tradewinds will vote no on all such issues.

If Tradewinds is faced with a material conflict of interest in voting a proxy, such as when it manages the assets of a company or its pension plan and any of Tradewinds' clients hold any securities of that company, Tradewinds will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest.

Tradewinds shall retain required records relating to the voting of proxies and shall provide a client with information on how Tradewinds voted proxies on behalf of the client as requested.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Tradewinds as sub-adviser of the registrant's investments. (Tradewinds is also referred to as "Sub-Adviser".) Tradewinds, as Sub-Adviser, provides discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

Item 8 (a)(1). PORTFOLIO MANAGER BIOGRAPHY:

DAVID IBEN, Prior to joining NWQ in 2000, and forming the affiliate Tradewinds, Mr. Iben was lead Portfolio Manager, CEO, and a founding member of Palladian Capital Management. Before launching Palladian, he worked at Cramblit & Carney, Inc. managing large institutional accounts. Formerly, he was acting CIO at the Farmers Group, responsible for $16 billion of investable assets before his departure in 1996.

Item 8 (a)(2).  Other Accounts Managed


                                     David Iben
(a) RICs
Number of accts                             5
Assets ($000s)                       $710,171

(b) Other pooled accts
Non-performance fee accts
   Number of accts                          3
   Assets ($000s)                    $432,045

(c) Other
Non-performance fee accts
   Number of accts                      6,418
   Assets ($000s)                  $6,018,108

Performance fee accts
   Number of accts                          3
   Assets ($000s)                  $2,009,414

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

              - The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

              - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for allocating portfolio transactions across multiple accounts.

              - With respect to many of its clients' accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transactions, or both, to the detriment of the Fund or the other accounts.

              - The Fund is subject to different regulation than other pooled investment vehicles and other accounts managed by the portfolio managers. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio managers. Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Tradewinds has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

ITEM 8 (a)(3).  Fund Manager Compensation

Tradewinds 's portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm's executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The portfolio manager's performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of the firm's overall annual profitability and the individual portfolio manager's contribution as measured by the overall investment performance of client portfolios in the strategy they manage relative to the strategy's general benchmark for one, three and five year periods (as applicable), as well as an objective review of stock recommendations and the quality of primary research, and subjective review of the professional's contributions to portfolio strategy, teamwork, collaboration and work ethic.

The total compensation package includes availability of equity-like incentive for purchase (whose value is determined by the increase in profitability of Tradewinds over time) made to most investment professionals. Additional, the portfolio managers have been provided compensation in conjunction with signing long-term employment agreements. Tradewinds is a subsidiary of Nuveen Investments, Inc., which has augmented this incentive compensation annually through individual awards of a stock option pool, as determined through a collaborative process between Nuveen Investments and the Tradewinds executive committee.

ITEM 8 (a)(4).  OWNERSHIP OF JGV SECURITIES AS OF DECEMBER 31, 2006.

------------------------------------------------------------------------------------------------
NAME OF
PORTFOLIO                     $1-      $10,001-  $50,001-  $100,001   $500,001       OVER
MANAGER                NONE   $10,000  $50,000   $100,000  $500,000-  $100,000,000   $1,000,000
------------------------------------------------------------------------------------------------
David Iben              X
------------------------------------------------------------------------------------------------


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Global Value Opportunities Fund
             -------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          ------------------------------------------
                           Jessica R. Droeger
                           Vice President and Secretary

Date: March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          ------------------------------------------
                           Gifford R. Zimmerman
                           Chief Administrative Officer
                           (principal executive officer)

Date: March 9, 2007

By (Signature and Title)* /s/ Stephen D. Foy
                          ------------------------------------------
                           Stephen D. Foy
                           Vice President and Controller
                           (principal financial officer)

Date: March 9, 2007

* Print the name and title of each signing officer under his or her signature.